Exhibit 99.1

News Release

Inpixon Reports First Quarter 2023 Financial Results and Provides Business Update

Completed the Spin-off of Workplace Experience Business Line on March 14

Conference Call to be Held Today at 4:30 p.m. Eastern Time

PALO ALTO, Calif., May 15, 2023 /PRNewswire/ -- Inpixon® (Nasdaq: INPX), the Indoor Intelligence® company, today provided a business update and reported financial results for the first quarter ended March 31, 2023.

“The spinoff of the workplace experience business line was our most significant accomplishment in the first quarter of this year,” commented Nadir Ali, CEO of Inpixon. “This transaction was a key focus for the company throughout the last several months and demonstrates our commitment to increasing value for shareholders. At the same time, for the remainder of our business, we were also able to achieve a 17% increase in revenue to $3.1 million for the first quarter of 2023 as compared to the same period of last year, while effectively reducing our operating expenses as compared to the same period of last year. We have reallocated resources and streamlined our operations to focus on the growth of our real-time location system (RTLS) business line. RTLS enables customers to digitally track the real-time location and movement of physical things throughout large facilities and delivers actionable data that can seamlessly integrate into third-party systems, such as automated workflows or asset and supply chain management solutions. Through our solution, customers are able to locate, learn, and leverage information to make more informed business decisions. We remain committed to innovation and to providing a full-stack RTLS solution that supports a multitude of use cases and industries. In addition, the negotiation and diligence process with respect to a potential transaction for the remainder of our business continues to advance. We look forward to providing further updates as that process continues.

“Overall, we have maintained a solid balance sheet with over $15 million in cash and cash equivalents as of March 31, 2023. We believe we are well positioned to solidify our leadership position within the RTLS industry, and we look forward to further executing on our business initiatives,” concluded Mr. Ali.

Financial Results

Revenues for the three months ended March 31, 2023 were $3.1 million compared to $2.6 million for the comparable period in the prior year for an increase of approximately $0.5 million, or approximately 17%. This increase is primarily attributable to the increase in Indoor Intelligence sales from the Aware and RTLS component product lines. Gross profit for the three months ended March 31, 2023, was $2.3 million compared to a gross profit of $1.9 million for the comparable period in the prior year, representing an increase of 25%. The gross profit margin for the three months ended March 31, 2023, was 75% compared to 70% for the three months ended March 31, 2022. This increase in gross profit margin is due to the sales mix during the period. Operating expenses for the three months ended March 31, 2023, were $10.5 million and $11.1 million for the comparable period ended March 31, 2022. This decrease of $0.6 million is primarily attributable to lower compensation, professional fees and legal expense in the three months ended March 31, 2023. Net loss from continuing operations for the three months ended March 31, 2023, was $12.3 million compared to $10.8 million for the comparable period in the prior year. This increase in loss of approximately $1.5 million was primarily attributable to a deferred tax provision expense of approximately $2.5 million offset by higher gross profit of approximately $0.5 million and lower operating expenses of approximately $0.6 million.

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Non-GAAP Adjusted EBITDA for the three months ended March 31, 2023, was a loss of $7.7 million compared to a loss of $8.8 million for the prior year period. Non-GAAP Adjusted EBITDA is defined as net income or loss before interest, provision for income taxes, depreciation, and amortization plus adjustments for other income or expense items, non-recurring items and non-cash items including stock-based compensation.

Proforma non-GAAP net loss per basic and diluted common share for the three months ended March 31, 2023, was a loss of $1.01 per share compared to a loss of $4.79 per share for the prior year period. Non-GAAP net loss per share is defined as net loss per basic and diluted share adjusted for non-cash items including stock-based compensation, amortization of intangibles and one-time charges and other adjustments including transaction costs, provision for unrealized loss on equity securities, and acquisition costs.

In accordance with applicable accounting guidance, the results of the workplace experience business line are presented as discontinued operations in the Consolidated Statements of Income and, as such, have been excluded from both continuing operations and segment results for all periods presented prior to the completion of the CXApp Spin-off. The Consolidated Statements of Cash Flows are presented on a consolidated basis for both continuing operations and discontinued operations. Please refer to the quarterly report on Form 10-Q for the quarterly period ended March 31, 2023 to be filed with the SEC for additional information.

Conference Call

Inpixon management will host a conference call today at 4:30 p.m. Eastern Time to discuss the company’s financial results for the first quarter of 2023 ended March 31, 2023, as well as provide an update on the company’s corporate progress and other developments.

The conference call will be available via telephone by dialing toll-free 888-506-0062 for U.S. callers or 973-528-0011 for international callers and entering access code 794029. A webcast of the call may be accessed at https://www.webcaster4.com/Webcast/Page/2235/48349 or on the company’s Investor Relations section of the website, ir.inpixon.com/ir-news-events/ir-calendar.

Investors and other interested parties are invited to submit questions to management prior to the call’s start via email to inpx@crescendo-ir.com.

A webcast replay will be available on the company’s Investor Relations section of the website (ir.inpixon.com/ir-news-events/ir-calendar) through May 15, 2024. A telephone replay of the call will be available approximately one hour following the call, through May 22, 2023, and can be accessed by dialing 877-481-4010 for U.S. callers or +1 919-882-2331 for international callers and entering access code 48349.

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About Inpixon

Inpixon® (Nasdaq: INPX) is the innovator of Indoor Intelligence®, delivering actionable insights for people, places and things. Combining the power of mapping, positioning and analytics, Inpixon helps to create smarter, safer, and more secure environments. The company’s Indoor Intelligence and industrial real-time location system (RTLS) solutions are leveraged by a multitude of industries to optimize operations, increase productivity, and enhance safety. Inpixon customers can take advantage of industry leading location awareness, analytics, sensor fusion, IIoT and the IoT to create exceptional experiences and to do good with indoor data. For the latest insights, follow Inpixon on LinkedIn, and Twitter, and visit inpixon.com.

Safe Harbor Statement

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the control of Inpixon and its subsidiaries, which could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not limited to, the fluctuation of economic conditions, the impact of COVID-19, global conflicts, inflation and other global events on Inpixon’s results of operations and global supply chain constraints, the anticipated benefits of the spin-off of the Workplace Experience business line may not be achieved, Inpixon’s ability to integrate the products and business from acquisitions into its existing business, the performance of management and employees, the regulatory landscape as it relates to privacy regulations and their applicability to Inpixon’s technology, Inpixon’s ability to maintain compliance with Nasdaq’s continued listing requirements, the ability to obtain financing if needed, competition, general economic conditions and other factors that are detailed in Inpixon’s periodic and current reports available for review at sec.gov. Furthermore, Inpixon operates in a highly competitive and rapidly changing environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. Inpixon disclaims any intention to, and undertakes no obligation to, update or revise forward-looking statements.

Non-GAAP Financial Measures

Management believes that certain financial measures not in accordance with generally accepted accounting principles in the United States (“GAAP”) are useful measures of operations. EBIDTA, Adjusted EBITDA and pro forma net loss per share are non-GAAP measures. Inpixon defines “EBITDA” as net income (loss) before interest, provision for (benefit from) income taxes, and depreciation and amortization. Management uses Adjusted EBITDA as a metric for which it manages the business, and Inpixon defines “Adjusted EBITDA” as EBITDA plus adjustments for other income or expense items, non-recurring items and non-cash items. Inpixon defines “pro forma net loss per share” as GAAP net loss per share adjusted for stock-based compensation, amortization of intangibles and one-time charges unrealized gains/losses from equity securities and transaction costs.

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Management provides Adjusted EBITDA and pro forma net loss per share measures so that investors will have the same financial information that management uses, which may assist investors in assessing Inpixon’s performance on a period-over-period basis. Adjusted EBITDA or pro forma net loss per share is not a measure of financial performance under GAAP, and should not be considered an alternative to net income (loss) or any other measure of performance under GAAP, or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA and pro forma net loss per share have limitations as analytical tools and should not be considered either in isolation or as a substitute for analysis of Inpixon’s results as reported under GAAP.

For more information on our non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures, please see the “Reconciliation of Non-GAAP Financial Measures” table accompanying this press release.

Contacts

General inquiries:

Inpixon
Email: marketing@inpixon.com
Web: inpixon.com/contact-us

Investor relations:

Crescendo Communications for Inpixon
Tel: +1 212-671-1020
Email: INPX@crescendo-ir.com

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INPIXON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except number of shares and par value data)

	As of
	March 31, 2023	December 31, 2022

ASSETS
Current Assets
Cash and cash equivalents	$15,254	$10,235
Accounts receivable, net of allowances of $268 and $272, respectively	2,999	1,889
Notes and other receivables	430	86
Inventory	2,179	2,442
Note receivable	--	150
Prepaid assets and other current assets	2,797	2,803
Current assets of discontinuted operations	--	12,261
Total Current Assets	23,659	29,866

Property and equipment, net	1,052	1,064
Operating lease right-of-use asset, net	484	531
Software development costs, net	1,313	1,265
Investment in equity securities	364	330
Long-term investments	50	716
Intangible assets, net	2,810	2,994
Other assets	175	158
Non-current assets of discontinued operations	--	20,711
Total Assets	$29,907	$57,635

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,767	$1,503
Accrued liabilities	5,112	2,619
Operating lease obligation, current	199	211
Deferred revenue	1,382	1,323
Short-term debt	14,971	13,643
Acquisition liability	--	197
Current liabilities of deconsolidated operations	--	5,218
Total Current Liabilities	23,431	24,714

Long Term Liabilities
Operating lease obligations, noncurrent	297	334
Non-current liabilities of deconsolidated operations	--	472
Total Liabilities	23,728	25,520

Commitments and Contingencies	--	--

Stockholders’ Equity
Preferred Stock - $0.001 par value; 5,000,000 shares authorized.
Series 4 Convertible Preferred Stock - 10,415 shares authorized; 1 issued and 1 outstanding as of March 31, 2023 and December 31, 2022, respectively;	--	--
Series 5 Convertible Preferred Stock - 12,000 shares authorized; 126 issued and 126 outstanding as of March 31, 2023 and December 31, 2022, respectively.	--	--
Common Stock - $0.001 par value; 500,000,000 shares authorized; 16,478,253 and 3,570,894 issued and 16,478,252 and 3,570,893 outstanding as of March 31, 2023 and December 31, 2022, respectively.	16	4
Additional paid-in capital	339,148	346,668
Treasury stock, at cost, 1 share	(695)	(695)
Accumulated other comprehensive (loss) income	(198)	1,061
Accumulated deficit	(330,586)	(313,739)
Stockholders’ Equity Attributable to Inpixon	7,685	33,299

Non-controlling interest	(1,506)	(1,184)

Total Stockholders’ Equity	6,179	32,115

Total Liabilities and Stockholders’ Equity	$29,907	$57,635

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INPIXON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)

	For the Three Months Ended
	March 31,
	2023	2022

Revenues	$3,104	$2,649
Cost of Revenues	791	797

Gross Profit	2,313	1,852

Operating Expenses
Research and development	1,983	2,124
Sales and marketing	1,115	1,169
General and administrative	5,613	7,334
Acquisition related costs	164	115
Transaction costs	1,400	--
Amortization of intangibles	220	347
Total Operating Expenses	10,495	11,089

Loss from Operations	(8,182)	(9,237)

Other (Expense) Income
Interest (expense)/ income, net	(1,725)	1
Other income/(expense), net	29	(44)
Unrealized gain/(loss) on equity securities	34	(1,503)
Total Other Expense	(1,662)	(1,546)

Net Loss from Continuing Operations, before tax	(9,844)	(10,783)
Income tax provision	(2,478)	--
Net Loss from Continuing Operations	(12,322)	(10,783)

Loss from Discontinued Operations, Net of Tax	(4,856)	(774)
Net Loss	(17,178)	(11,557)

Net Loss Attributable to Non-controlling Interest	(305)	(346)

Net Loss Attributable to Stockholders of Inpixon	$(16,873)	$(11,211)
Accretion of Series 7 preferred stock	--	(4,555)
Accretion of Series 8 Preferred Stock	--	(548)
Deemed dividend for the modification related to Series 8 Preferred Stock	--	(2,627)
Deemed contribution for the modification related to Warrants issued in connection with Series 8 Preferred Stock	--	1,469
Amortization premium- modification related to Series 8 Prefered Stock	--	110

Net Loss Attributable to Common Stockholders	$(16,873)	$(17,362)

Net Loss Per Share - Basic and Diluted	$(1.38)	$(9.05)

Weighted Average Shares Outstanding
Basic and Diluted	12,238,684	1,917,629

Comprehensive Loss
Net Loss	$(17,178)	$(11,557)
Unrealized foreign exchange loss from cumulative translation adjustments	(1,259)	(102)
Comprehensive Loss	$(18,437)	$(11,659)

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INPIXON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	For the Three Months Ended
	March 31,
	2023	2022

Cash Flows Used In Operating Activities
Net loss	$(17,178)	$(11,557)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	429	317
Amortization of intangible assets	1,025	1,489
Amortization of right of use asset	110	169
Stock based compensation	329	1,533
Earnout expense valuation benefit	--	(2,827)
Amortization of debt discount	834	--
Unrealized loss on foreign currency transactions	(205)	(167)
Distribution of equity method investment shares to employees as compensation	666	--
Deferred income tax	2,478	--
Unrealized loss on equity securities	(34)	1,503
Other	--	146

Changes in operating assets and liabilities:
Accounts receivable and other receivables	(1,994)	(239)
Inventory	283	181
Prepaid expenses and other current assets	274	(3,607)
Other assets	(4)	41
Accounts payable	(534)	(1,345)
Accrued liabilities	3,545	(109)
Income tax liabilities	(2)	(40)
Deferred revenue	584	(666)
Operating lease obligation	(109)	(141)
Net Cash Used in Operating Activities	$(9,503)	$(15,319)

Cash Flows Used in Investing Activities
Purchase of property and equipment	(6)	(81)
Investment in capitalized software	(220)	(107)
Sales of treasury bills	--	28,001
Proceeds from repayment of note receivable	150	--
Issuance of note receivable	(300)	--
Net Cash (Used in) Provided By Investing Activities	$(376)	$27,813

Cash From Financing Activities
Net proceeds from issuance of preferred stock and warrants	$--	$46,906
Net proceeds from promissory note	125	--
Net proceeds for registered direct offering	14,966	--
Cash paid for redemption of preferred stock series 7	--	(49,250)
Taxes paid related to net share settlement of restricted stock units	--	(336)
Net proceeds from promissory notes	--	364
Repayment of CXApp acquisition liability	(197)	(1,787)
Common shares issued for net proceeds from warrants	1	--
Distribution to shareholders related to spin-off of CXApp	(10,003)	--
Net Cash Provided By (Used in) Financing Activities	$4,892	$(4,103)

Effect of Foreign Exchange Rate on Changes on Cash	6	(19)

Net (Decrease) Increase in Cash and Cash Equivalents	(4,981)	8,372

Cash and Cash Equivalents - Beginning of year	20,235	52,480

Cash and Cash Equivalents - End of year	$15,254	$60,852

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Reconciliation of Non-GAAP Financial Measures:

	For the 3 Months Ended
	March 31,
(In thousands)	2023	2022

Net loss attributable to common stockholders	$(16,873)	$(17,362)
Interest expense/(income), net	1,724	(2)
Income tax provision	2,478	100
Depreciation and amortization	1,454	1,806
EBITDA	(11,217)	(15,458)
Adjusted for:
Non-recurring one-time charges:
Unrealized (gain)/loss on equity securities	(34)	1,503
Acquisition transaction/financing costs	164	121
Earnout compensation benefit	-	(2,827)
Professional service fees	-	8
Transaction costs	2,443	-
Accretion of series 7 preferred stock	-	4,555
Accretion of series 8 preferred stock	-	548
Deemed dividend modification Series 8 preferred stock	-	2,627
Deemed contribution for the modication related to warrants issued in connection with the Series 8 Preferred Stock	-	(1,469)
Amortization premium - modification to Series 8 preferred stock	-	(110)
Distribution of equity method investment shares to employees as compensation	666	-
Unrealized foreign exchange (gains)/losses	(205)	89
Stock-based compensation – compensation and related benefits	329	1,533
Severance costs	127	111
Adjusted EBITDA	$(7,727)	$(8,769)

	For the 3 Months Ended
	March 31,
(In thousands, except share data)	2023	2022

Net loss attributable to common stockholders	$(16,873)	$(17,362)
Adjustments:
Non-recurring one-time charges:
Unrealized (gain)/loss on equity securities	(34)	1,503
Acquisition transaction/financing costs	164	121
Earnout compensation benefit	-	(2,827)
Professional service fees	-	8
Transaction costs	2,443	-
Accretion of series 7 preferred stock	-	4,555
Accretion of series 8 preferred stock	-	548
Deemed dividend modification Series 8 preferred stock	-	2,627
Deemed contribution for the modication related to warrants issued in connection with the Series 8 Preferred Stock	-	(1,469)
Amortization premium - modification to Series 8 preferred stock	-	(110)
Distribution of equity method investment shares to employees as compensation	666	-
Unrealized foreign exchange (gains)/losses	(205)	89
Stock-based compensation – compensation and related benefits	329	1,533
Severance costs	127	111
Amortization of intangibles	1,025	1,489
Proforma non-GAAP net loss	$(12,358)	$(9,184)
Proforma non-GAAP net loss per basic and diluted common share	$(1.01)	$(4.79)
Weighted average basic and diluted common shares outstanding	12,238,684	1,917,629

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